UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2011

Annual Repor t

Western Asset

Non-U.S. Opportunity

Bond Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Non-U.S. Opportunity Bond Portfolio

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Non-U.S. Opportunity Bond Portfolio for the twelve-month reporting period ended December 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President

January 27, 2012

Western Asset Non-U.S. Opportunity Bond Portfolio	III

Investment commentary

Economic review

Economic growth in the U.S. accelerated over the twelve months ended December 31, 2011. However, the pace of the expansion was less robust than during most other periods exiting a severe recession. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 0.4% and 1.3% in the first and second quarters of 2011, respectively. Third quarter GDP growth then rose to 1.8%. The economy then gathered further momentum late in the year, as the Commerce Department’s initial estimate for fourth quarter GDP growth was 2.8% – the fastest pace since the second quarter of 2010. This was attributed, in part, to higher consumer spending, which rose 2.0% in the fourth quarter, versus 1.7% and 0.7% gains in the third and second quarters, respectively.

Two factors holding back the economy were the weak job market and continued strains in the housing market. While there was some improvement in early 2011 and late in the reporting period, unemployment remained elevated. When 2011 began, unemployment, as reported by the U.S. Department of Labor, was 9.4%. After dipping below 9.0% in March 2011 (to 8.9%), unemployment moved back to 9.0% in April. Unemployment stayed above 9.0% over the next five months before declining to 8.9% in October. Unemployment then fell to 8.6% in November and 8.5% in December, the latter being the lowest rate since February 2009. The housing market showed some encouraging signs, although home prices still appear to be searching for a bottom. Looking back, existing-home sales moved somewhat higher in January 2011, according to the National Association of Realtors (“NAR”). Existing-home sales then fluctuated over the next eight months before rising during each of the last three months of the year. In addition, the year ended with the lowest inventory of unsold homes since April 2006. However, existing-home prices remained weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $164,500 in December 2011, down 2.5% from December 2010.

While the manufacturing sector continued to expand, it experienced a soft patch during a portion of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then generally moderated over the next several months and was 50.6 in August 2011, its lowest reading in two years. However, the manufacturing sector gained some momentum late in the period and ended December at 53.9, its highest reading in the last six months.

Disappointing economic news was not limited to the U.S. In January 2012 (after the reporting period ended), the International Monetary Fund (“IMF”) lowered its growth projections for the global economy. This was due, in part, to the IMF’s expectation that the Eurozone would experience “a mild recession in 2012 as a result of the rise in sovereign yields, the effects of bank deleveraging on the real economy, and the impact of additional fiscal consolidation.” The IMF now anticipates 2012 growth will be -0.5% in the Eurozone and 1.7% in Japan. While growth in emerging market countries is expected to remain higher than in their developed country counterparts, the IMF reduced its 2012 projection for the former from 6.1% to 5.4%.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared

IV	Western Asset Non-U.S. Opportunity Bond Portfolio

Investment commentary (cont’d)

its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). At its meeting in December, the Fed potentially opened the door to another round of quantitative easing in 2012, saying it is “prepared to employ its tools to promote a stronger economic recovery in a context of price stability.” Finally, in January 2012 (after the reporting period ended), the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.”

Due to mounting economic challenges in the Eurozone, the European Central Bank (“ECB”) shifted its monetary policy during the reporting period. Citing inflationary pressures, the ECB raised interest rates in April 2011 from 1.00% to 1.25%, and then to 1.50% in July. However, with growth moderating and given the ongoing European sovereign debt crisis, the ECB lowered interest rates to 1.25% in November and 1.00% in December, equaling its all-time low. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, the lowest level since 2006. Elsewhere, a number of emerging market countries, including China and India, raised interest rates during the reporting period in an effort to ward off inflation.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

January 27, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to maximize total return, consistent with prudent investment management. Under normal market conditions, the Fund will invest at least 80% of its net assets in debt and fixed-income securities denominated in major non-U.S. currencies. We anticipate that, under normal market conditions, all or substantially all of the Fund’s assets will be invested in securities of non-U.S. issuers and that these non-U.S. issuers will represent at least three non-U.S. countries. Under current market conditions, the Fund expects non-U.S. currency exposure to represent no more than 25% of its net assets and does not currently intend to invest in securities that are rated below investment grade (i.e., securities not rated Baa/BBB or above by at least one nationally recognized statistical rating organization or, if unrated, that we determine are of comparable quality), although it may do so if market conditions are favorable.

The Fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and forwards.

At Western Asset Management Company (“Western Asset”), the Fund’s adviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. A number of macro issues, including the Arab Spring, natural disasters, the ongoing European sovereign debt crisis, the downgrading of U.S. sovereign debt and moderating global growth captured investors’ attention during the reporting period. Against this backdrop, market volatility was elevated at times during the period, punctuated by several flights to quality. This, in turn, caused government bond yields in the U.S., Germany and the UK to fall to historical lows. The intensity of the Eurozone funding crisis was reflected on the bond yields of the European peripheral countries, with the yields from securities issued by Italy and Spain, among others, moving sharply higher.

Given periods of extreme risk aversion, even investment grade corporate bond spreads in the U.S. and Europe widened during the year. As one would expect, high-yield bond spreads in the U.S. and Europe widened even further. All told, the international bond market, as measured by the Citigroup World Government Bond Ex-U.S. Index (Hedged)i, returned 4.06% during the twelve months ended December 31, 2011.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. Given sovereign debt problems and the resulting strain placed on the European monetary union, as well as the uncertainties surrounding the June 2011 end of the second round of quantitative easing by the Federal Reserve Board (“Fed”)ii, we sought to protect the Fund against systemic risks.

From a country perspective, we increased the Fund’s exposures to Italy, the Netherlands and Finland. Conversely, we eliminated our exposures to Greece and Norway, while paring our allocations to Poland, the UK and France. In terms of

2	Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Annual Report

Fund overview (cont’d)

currencies, we increased the Fund’s exposure to the Mexican peso, while tactically adjusting its short position in the euro. The Fund’s short positions in the Japanese yen and Australian dollar were eliminated during the reporting period and we initiated a short position to the Czech Republic koruna. We extended the Fund’s durationiii by adding longer-dated European issues over the year through German bunds.

The Fund employed interest rate futures and options, during the reporting period to manage its yield curveiv positioning and duration. The use of these instruments detracted from performance. We also used foreign exchange contracts to manage the Fund’s currency exposure. The use of these instruments contributed to the Fund’s performance.

Performance review

For the twelve months ended December 31, 2011, Class I shares of Western Asset Non-U.S. Opportunity Bond Portfolio returned 1.03%. The Fund’s unmanaged benchmark, the Citigroup World Government Bond Ex-U.S. Index (Hedged), returned 4.06% for the same period. The Lipper International Income Funds Category Average1 returned 2.97% over the same time frame.

Performance Snapshot as of December 31, 2011 (unaudited)
	6 months	12 months
Western Asset Non-U.S. Opportunity Bond Portfolio:
Class I	0.64%	1.03%
Citigroup World Government Bond Ex-U.S. Index (Hedged)	3.65%	4.06%
Lipper International Income Funds Category Average[1]	-1.67%	2.97%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Fund returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yield for the period ended December 31, 2011 for Class I shares was 2.43%. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class I shares would have been 2.39%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2011, the gross total annual operating expense ratio for Class I shares was 0.78%.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 102 funds for the six-month period and among the 100 funds for the twelve-month period in the Fund’s Lipper category.

Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Annual Report	3

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of a contractual expense limitation arrangement, Class I shares’ operating expenses will be waived and/or reimbursed at an annual rate of 0.04%. This expense limitation arrangement cannot be terminated prior to April 30, 2012 without the Board of Directors’ consent.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its long duration in Europe. This was beneficial as European rates declined during the reporting period. In addition, we reduced our out-of-benchmark exposure to the U.S. toward the end of the reporting period to further increase the Fund’s long duration in Europe by purchasing longer-dated European issues. This tactical adjustment further enhanced the Fund’s results.

Another positive contributor was our short position in the euro, as it performed poorly given the European sovereign debt crisis. From a country positioning perspective, our overweight allocation to Poland, as well as our underweights to Portugal, France and Austria, had a positive impact on performance.

Q. What were the leading detractors from performance?

A. The largest detractor from relative performance for the period was our overweight to Italy. While we maintained an overall underweight to peripheral Europe over the first half of the reporting period, we made a strategic decision to increase our exposure to Italy as the period progressed. This was done as Italian yields had risen to a level that we believed compensated the Fund for the incremental risk. In addition, we felt increasing our allocation to Italy would provide balance to other strategies being employed by the Fund. However, Italian spreads widened during the second half of the period given the escalating European sovereign debt crisis.

Also detracting from performance was an overall short duration in the U.S. This was not rewarded, as U.S. Treasury yields moved sharply lower during the fiscal year. While we somewhat reduced the Fund’s U.S. short duration as the reporting progressed, we remained short duration overall.

Thank you for your investment in Western Asset Non-U.S. Opportunity Bond Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 17, 2012

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The use of leverage may increase volatility and possibility of loss. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. The Fund is not diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

4	Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Annual Report

Fund overview (cont’d)

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Citigroup World Government Ex-U.S. Index (Hedged) encompasses an all-inclusive universe of institutionally traded bonds, including all fixed-rate bonds with remaining maturities of one year or longer with amounts outstanding of at least the equivalent of $25 million. This Index excludes the U.S. and is currency-hedged as a means of achieving low-risk interest rate diversification.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2011 and December 31, 2010 and does not include derivatives such as futures contracts, written options, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2011 and held for the six months ended December 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I	0.64%	$1,000.00	$1,006.40	0.70%	$3.54	Class I	5.00%	$1,000.00	$1,021.68	0.70%	$3.57

[1]	For the six months ended December 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Annual Report	7

Fund performance (unaudited)

Average annual total returns[1]
Class I
Twelve Months Ended 12/31/11	1.03%
Five Years Ended 12/31/11	3.86
Ten Years Ended 12/31/11	6.16

Cumulative total return[1]
Class I 12/31/01 through 12/31/11	81.79%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

8	Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Non-U.S. Opportunity Bond Portfolio vs. Citigroup World Government Bond Ex-U.S. Index (Hedged)† — December 2001 - December 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Non-U.S. Opportunity Bond Portfolio on December 31, 2001, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2011. The hypothetical illustration also assumes a $1,000,000 investment in the Citigroup World Government Bond Ex-U.S. Index (Hedged). The Citigroup World Government Bond Ex-U.S. Index (Hedged) encompasses an all-inclusive universe of institutionally traded bonds, including all fixed-rate bonds with remaining maturities of one year or longer with amounts outstanding of at least the equivalent of $25 million. This Index excludes the U.S. and is currency-hedged as a means of achieving low-risk interest rate diversification. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Annual Report	9

Spread duration (unaudited)

Economic exposure — December 31, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset Backed Securities
Citi WGBI	— Citigroup World Government Ex-U.S. Index (Hedged)
HY	— High Yield
IG	— Investment Grade
WA Non U.S. Opp Bond	— Western Asset Non-U.S. Opportunity Bond Portfolio

10	Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Annual Report

Effective duration (unaudited)

Interest rate exposure — December 31, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset Backed Securities
Citi WGBI	— Citigroup World Government Ex-U.S. Index (Hedged)
EM	— Emerging Markets
HY	— High Yield
IG	— Investment Grade
WA Non U.S. Opp Bond	— Western Asset Non-U.S. Opportunity Bond Portfolio

Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Annual Report	11

Schedule of investments

December 31, 2011

Western Asset Non-U.S. Opportunity Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 66.1%
Belgium — 1.5%
Kingdom of Belgium, Senior Bonds	3.750%	9/28/20	1,070,000	EUR	$1,359,838
Brazil — 1.0%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	73,000	BRL	38,762
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	1,727,000	BRL	889,883
Total Brazil					928,645
Canada — 2.8%
Government of Canada	4.000%	6/1/16	2,300,000	CAD	2,524,074
Finland — 4.6%
Government of Finland, Senior Notes	3.500%	4/15/21	2,900,000	EUR	4,118,525
France — 3.3%
France Government Bond OAT, Bonds	3.250%	10/25/21	1,710,000	EUR	2,227,023
France Government Bond OAT, Bonds	4.000%	4/25/60	560,000	EUR	765,766
Total France					2,992,789
Germany — 4.4%
Bundesrepublik Deutschland	4.000%	7/4/16	600,000	EUR	889,911
Bundesrepublik Deutschland	4.250%	7/4/17	650,000	EUR	988,399
Bundesrepublik Deutschland, Bonds	3.250%	7/4/21	1,400,000	EUR	2,047,142
Total Germany					3,925,452
Italy — 14.3%
Italy Buoni Poliennali Del Tesoro	4.500%	2/1/20	7,070,000	EUR	8,018,964
Italy Buoni Poliennali Del Tesoro, Bonds	3.750%	4/15/16	2,670,000	EUR	3,193,631
Italy Buoni Poliennali Del Tesoro, Bonds	5.000%	9/1/40	1,545,000	EUR	1,573,359
Total Italy					12,785,954
Japan — 19.7%
Development Bank of Japan	2.300%	3/19/26	180,000,000	JPY	2,571,584
Government of Japan	0.220%	7/20/20	20,000,000	JPY	256,074	(a)
Government of Japan	2.100%	3/20/27	50,200,000	JPY	705,876
Government of Japan	2.100%	6/20/29	58,000,000	JPY	805,251
Government of Japan, Senior Bonds	1.000%	9/20/20	360,650,000	JPY	4,749,260
Government of Japan, Senior Bonds	1.900%	6/20/31	430,000,000	JPY	5,746,810
Government of Japan, Senior Bonds	2.300%	3/20/40	199,700,000	JPY	2,828,037
Total Japan					17,662,892
Mexico — 0.5%
Mexican Bonos, Bonds	8.000%	6/11/20	5,250,000	MXN	417,045
Netherlands — 4.9%
Netherlands Government, Bonds	4.500%	7/15/17	2,620,000	EUR	3,907,376
Netherlands Government, Bond	4.000%	1/15/37	260,000	EUR	427,822
Total Netherlands					4,335,198

See Notes to Financial Statements.

12	Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Non-U.S. Opportunity Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Poland — 4.2%
Republic of Poland	5.750%	9/23/22	12,970,000	PLN	$3,717,581
United Kingdom — 4.9%
United Kingdom Gilt, Bonds	4.250%	12/7/40	2,290,000	GBP	4,377,891
Total Sovereign Bonds (Cost — $58,274,634)					59,145,884
Corporate Bonds & Notes — 10.5%
Financials — 9.8%
Capital Markets — 0.7%
Goldman Sachs Group Inc., Medium-Term Notes	6.375%	5/2/18	374,000	EUR	496,445
Goldman Sachs Group Inc., Subordinated Notes	4.750%	10/12/21	127,000	EUR	125,083
Total Capital Markets					621,528
Commercial Banks — 4.9%
Australia & New Zealand Banking Group Ltd., Subordinated Notes	5.125%	9/10/19	250,000	EUR	322,294
Barclays Bank PLC, Subordinated Notes	6.000%	1/23/18	170,000	EUR	198,037
Barclays Bank PLC, Subordinated Notes	6.625%	3/30/22	200,000	EUR	219,033	(b)
BNP Paribas, Subordinated Bonds	5.019%	4/13/17	100,000	EUR	91,892	(a)(c)
BPCE SA, Subordinated Notes	9.000%	3/17/15	350,000	EUR	318,224	(a)(c)
Commerzbank AG, Subordinated Senior Notes	7.750%	3/16/21	300,000	EUR	281,930
Commonwealth Bank of Australia, Subordinated Notes	5.500%	8/6/19	200,000	EUR	264,255
Credit Agricole SA, Junior Subordinated Notes	4.130%	11/9/15	350,000	EUR	293,089	(a)(c)
HSBC Capital Funding LP, Junior Subordinated Bonds	5.369%	3/24/14	310,000	EUR	345,047	(a)(c)
HT1 Funding GmbH, Subordinated Bonds	6.352%	6/30/17	266,000	EUR	158,672	(a)(c)
Lloyds TSB Bank PLC, Subordinated Notes	6.500%	3/24/20	759,000	EUR	770,692
Royal Bank of Scotland PLC, Senior Notes	6.934%	4/9/18	610,000	EUR	629,175
Westpac Banking Corp., Senior Notes	7.250%	2/11/20	400,000	AUD	430,681
Total Commercial Banks					4,323,021
Diversified Financial Services — 2.4%
Banca Italease SpA	1.788%	2/8/12	50,000	EUR	63,942	(a)
Banca Italease SpA	1.680%	3/14/12	50,000	EUR	64,008	(a)
Bank of America Corp., Senior Notes	4.750%	4/3/17	300,000	EUR	352,430	(b)
Bank of America Corp., Subordinated Notes	4.000%	3/28/18	100,000	EUR	90,986	(a)
Citigroup Inc., Senior Notes	7.375%	9/4/19	230,000	EUR	334,609
GE Capital European Funding	5.375%	1/23/20	150,000	EUR	209,544
JPMorgan Chase & Co., Senior Notes	3.875%	9/23/20	250,000	EUR	314,039	(b)
JPMorgan Chase Bank N.A., Subordinated Notes	4.375%	11/30/21	100,000	EUR	108,049	(a)
Kreditanstalt fuer Wiederaufbau	2.600%	6/20/37	42,000,000	JPY	613,407
Total Diversified Financial Services					2,151,014

See Notes to Financial Statements.

Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Annual Report	13

Western Asset Non-U.S. Opportunity Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Insurance — 1.8%
Allianz Finance II BV, Subordinated Notes	5.750%	7/8/41	400,000	EUR	$440,478	(a)
Aviva PLC, Subordinated Notes	5.250%	10/2/23	320,000	EUR	393,452	(a)
AXA	6.211%	10/5/17	200,000	EUR	177,492	(a)(c)
ELM BV	5.252%	5/25/16	350,000	EUR	357,860	(a)(c)
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Subordinated Bonds	5.767%	6/12/17	250,000	EUR	252,379	(a)(c)
Total Insurance					1,621,661
Total Financials					8,717,224
Utilities — 0.7%
Water Utilities — 0.7%
Anglian Water Services Ltd	6.250%	6/27/16	230,000	EUR	346,497
Thames Water Utilities Cayman Finance Ltd.	6.125%	2/4/13	200,000	EUR	270,832
Total Utilities					617,329
Total Corporate Bonds & Notes (Cost — $11,188,295)					9,334,553
Non-U.S. Treasury Inflation Protected Securities — 3.8%
Canada — 0.4%
Government of Canada, Bonds	4.000%	12/1/31	211,496	CAD	360,242
France — 1.4%
Republic of France	4.000%	4/25/55	930,000	EUR	1,265,689
Japan — 2.0%
Government of Japan, Bonds	1.300%	9/10/17	82,668,000	JPY	1,119,031
Government of Japan, Bonds	1.400%	6/10/18	49,450,000	JPY	666,807
Total Japan					1,785,838
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $2,968,168)					3,411,769

		Expiration Date	Contracts
Purchased Options — 0.1%
Eurodollar Futures, Put @ $92.75		3/18/13	71		444
Eurodollar Futures, Put @ $92.75		6/17/13	38		475
U.S. Treasury 30-Year Notes Futures, Put @ $141.00		1/27/12	17		11,953
U.S. Treasury 30-Year Notes Futures, Put @ $141.00		2/24/12	11		17,015
U.S. Treasury 30-Year Notes Futures, Put @ $142.00		1/27/12	46		43,844
U.S. Treasury 30-Year Notes Futures, Put @ $143.00		2/24/12	10		22,344
Total Purchased Options (Cost — $157,462)					96,075
Total Investments before Short-Term Investments (Cost — $72,588,559)					71,988,281

See Notes to Financial Statements.

14	Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Non-U.S. Opportunity Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — 2.1%
Repurchase Agreements — 2.1%
Deutsche Bank Securities Inc. repurchase agreement dated 12/30/11; Proceeds at maturity — $1,883,008; (Fully collateralized by U.S. government agency obligations, 3.150% due 10/28/20; Market value — $1,920,660) (Cost — $1,883,000)	0.040%	1/3/12	1,883,000	$1,883,000
Total Investments — 82.6% (Cost — $74,471,559#)				73,871,281
Other Assets in Excess of Liabilities — 17.4%				15,595,800
Total Net Assets — 100.0%				$89,467,081

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Security has no maturity date. The date shown represents the next call date.

#	Aggregate cost for federal income tax purposes is $74,791,636.

Abbreviations used in this schedule:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
MXN	— Mexican Peso
PLN	— Polish Zloty

See Notes to Financial Statements.

Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Annual Report	15

Statement of assets and liabilities

December 31, 2011

Assets:
Investments, at value (Cost — $74,471,559)	$73,871,281
Foreign currency, at value (Cost — $857,568)	858,799
Cash	630
Receivable for securities sold	13,463,993
Unrealized appreciation on forward foreign currency contracts	5,419,154
Interest receivable	1,285,857
Foreign currency collateral for open futures contracts, at value (Cost — $1,036,854)	1,026,463
Deposits with brokers for open futures contracts	462,564
Receivable for Fund shares sold	35,089
Prepaid expenses	20,635
Total Assets	96,444,465

Liabilities:
Payable for securities purchased	4,246,338
Unrealized depreciation on forward foreign currency contracts	2,225,283
Payable for Fund shares repurchased	242,297
Payable to broker — variation margin on open futures contracts	160,389
Investment management fee payable	32,866
Accrued expenses	70,211
Total Liabilities	6,977,384
Total Net Assets	$89,467,081

Net Assets:
Par value (Note 5)	$9,676
Paid-in capital in excess of par value	89,758,233
Overdistributed net investment income	(618,073)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(2,036,231)
Net unrealized appreciation on investments, futures contracts and foreign currencies	2,353,476
Total Net Assets	$89,467,081

Shares Outstanding	9,675,571

Net Asset Value	$9.25

See Notes to Financial Statements.

16	Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Annual Report

Statement of operations

For the Year Ended December 31, 2011

Investment Income:
Interest	$2,945,696

Expenses:
Investment management fee (Note 2)	415,136
Transfer agent fees	68,952
Custody fees	55,668
Registration fees	35,620
Audit and tax	34,658
Shareholder reports	29,569
Legal fees	28,972
Fund accounting fees	23,209
Insurance	3,240
Directors’ fees	3,066
Miscellaneous expenses	1,002
Total Expenses	699,092
Less: Fee waivers and/or expense reimbursements (Note 2)	(36,901)
Net Expenses	662,191
Net Investment Income	2,283,505

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	2,002,182
Futures contracts	(2,664,325)
Written options	2,182,229
Swap contracts	(27,042)
Foreign currency transactions	(1,639,244)
Net Realized Loss	(146,200)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(3,343,098)
Futures contracts	(209,930)
Written options	(26,902)
Swap contracts	9,336
Foreign currencies	2,395,870
Change in Net Unrealized Appreciation (Depreciation)	(1,174,724)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	(1,320,924)
Increase in Net Assets from Operations	$962,581

See Notes to Financial Statements.

Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Annual Report	17

Statements of changes in net assets

For the Years Ended December 31,	2011	2010

Operations:
Net investment income	$2,283,505	$1,937,378
Net realized gain (loss)	(146,200)	1,200,711
Change in net unrealized appreciation (depreciation)	(1,174,724)	1,296,839
Increase in Net Assets From Operations	962,581	4,434,928

Distributions to Shareholders From (Note 1):
Net investment income	(4,509,201)	(850,001)
Net realized gains	(10,010)	(59,129)
Decrease in Net Assets From Distributions to Shareholders	(4,519,211)	(909,130)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares	63,101,776	38,173,870
Reinvestment of distributions	2,063,294	515,457
Cost of shares repurchased	(48,750,673)	(45,910,411)
Increase (Decrease) in Net Assets From Fund Share Transactions	16,414,397	(7,221,084)
Increase (Decrease) in Net Assets	12,857,767	(3,695,286)

Net Assets:
Beginning of year	76,609,314	80,304,600
End of year*	$89,467,081	$76,609,314
* Includes overdistributed net investment income of:	$(618,073)	$(44,472)

See Notes to Financial Statements.

18	Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2011	2010	2009	2008[2]	2008[3]	2007[3]

Net asset value, beginning of year	$9.60	$9.14	$8.77	$9.93	$9.75	$9.59

Income (loss) from operations:
Net investment income[4]	0.24	0.25	0.23	0.24	0.37	0.36
Net realized and unrealized gain (loss)	(0.14)	0.33	0.20	0.21	(0.16)	0.00 [5]
Total income from operations	0.10	0.58	0.43	0.45	0.21	0.36

Less distributions from:
Net investment income	(0.45)	(0.11)	—	(1.61)	—	(0.20)
Net realized gains	(0.00) [5]	(0.01)	(0.06)	—	(0.03)	—
Total distributions	(0.45)	(0.12)	(0.06)	(1.61)	(0.03)	(0.20)

Net asset value, end of year	$9.25	$9.60	$9.14	$8.77	$9.93	$9.75
Total return[6]	1.03%	6.28%	4.95%	4.49%	2.11%	3.89%

Net assets, end of year (000s)	$89,467	$76,609	$80,305	$104,362	$205,654	$177,308

Ratios to average net assets:
Gross expenses	0.76%	0.78%	0.70%	0.62%[7]	0.59%	0.64%
Net expenses[8,9]	0.72	0.74	0.66	0.58 [7]	0.55	0.55
Net investment income	2.48	2.59	2.70	3.20 [7]	3.70	3.70

Portfolio turnover rate	132%	92%	87%	52%[10]	68%	118%

[1]	In April 2010, Institutional Class shares were renamed Class I shares.

[2]	For the period April 1, 2008 through December 31, 2008.

[3]	For the year ended March 31.

[4]	Per share amounts have been calculated using the average shares method.

[5]	Amount represents less than $0.01 per share.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Not annualized.

See Notes to Financial Statements.

Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Annual Report	19

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Non-U.S. Opportunity Bond Portfolio (the “Fund”) is a separate non-diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

20	Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$59,145,884	—	$59,145,884
Corporate bonds & notes	—	9,334,553	—	9,334,553
Non-U.S. treasury inflation protected securities	—	3,411,769	—	3,411,769
Purchased options	$96,075	—	—	96,075
Total long-term investments	$96,075	$71,892,206	—	$71,988,281
Short-term investments†	—	1,883,000	—	1,883,000
Total investments	$96,075	$73,775,206	—	$73,871,281
Other financial instruments:
Futures contracts	$414,428	—	—	$414,428
Purchased options on futures	1	—	—	1
Forward foreign currency contracts	—	$5,419,154	—	5,419,154
Total other financial instruments	$414,429	$5,419,154	—	$5,833,583
Total	$510,504	$79,194,360	—	$79,704,864

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$568,400	—	—	$568,400
Forward foreign currency contracts	—	$2,225,283	—	2,225,283
Total	$568,400	$2,225,283	—	$2,793,683

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time,

Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Annual Report	21

thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the

22	Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination

Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Annual Report	23

of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2011, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended December 31, 2011 see Note 4.

Credit default swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall,

24	Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses

Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Annual Report	25

arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of December 31, 2011, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $2,225,283. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

26	Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$1,652,095	$(1,652,095)

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of distributions and book/tax differences in the treatment of swap contracts.

Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Annual Report	27

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company Limited (“Western Asset Limited”) is the investment adviser. Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) share advisory responsibilities with Western Asset Limited. LMPFA, Western Asset Limited, Western Singapore and Western Japan are wholly owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.450% of the Fund’s average daily net assets. The manager has contractually agreed to waive fees and/or reimburse operating expenses at an annual rate 0.04% of the Fund’s average daily net assets attributable to Class I shares (“Flat Waiver”). This arrangement cannot be terminated prior to April 30, 2012 without the Board’s consent.

During the year ended December 31, 2011, fees waived and/or expenses reimbursed amounted to $36,901.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason serves as the distributor of the Fund’s shares.

3. Investments

During the year ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$113,910,840
Sales	105,360,216

At December 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,902,165
Gross unrealized depreciation	(4,822,520)
Net unrealized depreciation	$(920,355)

At December 31, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	38	6/13	$9,421,274	$9,427,325	$ 6,051
90-Day Eurodollar	71	3/13	17,605,506	17,616,875	11,369
Euro Bobl	142	2/12	2,141	919	(1,222)
German Euro Bund	141	3/12	22,528,907	22,831,238	302,331
U.S. Treasury 5-Year Notes	102	3/12	12,528,886	12,572,297	43,411

28	Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy: continued
U.S. Treasury Ultra Long-Term Bonds	35	3/12	$5,571,426	$5,606,562	$35,136
United Kingdom Long Gilt Bonds	10	3/12	1,800,104	1,816,234	16,130
					413,206
Contracts to Sell:
German Euro Bund	87	3/12	$15,305,904	$15,655,874	$(349,970)
U.S. Treasury 10-Year Notes	95	3/12	12,366,894	12,456,875	(89,981)
U.S. Treasury 30-Year Bonds	89	3/12	12,761,086	12,888,313	(127,227)
					(567,178)
Net unrealized loss on open futures contracts					$(153,972)

Options on futures which trade on the Eurex and Life exchanges are marked-to-market daily. Variation margin payments are received or made by the Fund periodically based on the fluctuation in value. The contract price is not paid at the time of purchase, but upon exercising the options. If exercised, the buyer is required to pay the original contract price to the seller net of the variation margin payments.

At December 31, 2011, the Fund had the following open options on futures contracts:

	Number of Contracts	Strike Price	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Buy:
3-Month Euribor	210	$95.75	3/19/12	$7,114	$1	$(7,113)

During the year ended December 31, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2010	59	$74,840
Options written	2,473,259	2,686,133
Options closed	(2,470,933)	(978,302)
Options exercised	(1,030)	(811,645)
Options expired	(1,355)	(971,026)
Written options, outstanding as of December 31, 2011	—	—

At December 31, 2011, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Australian Dollar	Barclays Bank PLC	800,000	$813,727	2/16/12	$3,841
Australian Dollar	UBS AG	5,565,980	5,661,485	2/16/12	(49,655)
British Pound	Citibank, N.A.	573,605	890,410	2/16/12	(27,696)

Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Annual Report	29

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy: continued
British Pound	Credit Suisse First Boston Inc.	900,000	$1,397,074	2/16/12	$(18,695)
British Pound	JPMorgan Chase & Co.	5,895,000	9,150,838	2/16/12	(283,933)
British Pound	UBS AG	4,390,843	6,815,928	2/16/12	(204,833)
Canadian Dollar	Deutsche Bank AG	3,003,498	2,945,036	2/16/12	(29,461)
Canadian Dollar	JPMorgan Chase & Co.	247,048	242,239	2/16/12	(1,124)
Canadian Dollar	Morgan Stanley & Co., Inc	1,790,000	1,755,158	2/16/12	(7,433)
Canadian Dollar	UBS AG	395,515	387,817	2/16/12	(1,604)
Danish Krone	JPMorgan Chase & Co.	4,286,573	746,662	2/16/12	(51,048)
Danish Krone	UBS AG	4,436,174	772,720	2/16/12	(50,577)
Euro	Barclays Bank PLC	300,000	388,418	2/16/12	(24,239)
Euro	BNP Paribas PLC	1,100,000	1,424,198	2/16/12	(89,129)
Euro	Citibank, N.A.	1,853,089	2,399,242	2/16/12	(163,163)
Euro	Citibank, N.A.	709,000	917,961	2/16/12	(57,198)
Euro	Credit Suisse First Boston Inc.	1,150,000	1,488,935	2/16/12	(24,427)
Euro	Deutsche Bank AG	1,417,000	1,834,626	2/16/12	(114,316)
Euro	Goldman Sachs Group Inc.	341,542	442,203	2/16/12	(17,797)
Euro	UBS AG	1,300,000	1,683,143	2/16/12	(61,976)
Japanese Yen	Barclays Bank PLC	14,645,093	190,420	2/16/12	2,377
Japanese Yen	Citibank, N.A.	20,000,000	260,046	2/16/12	2,538
Japanese Yen	Credit Suisse First Boston Inc.	63,714,509	828,434	2/16/12	10,323
Japanese Yen	Deutsche Bank AG	372,872,558	4,848,196	2/16/12	50,741
Japanese Yen	JPMorgan Chase & Co.	11,000,000	143,025	2/16/12	1,816
Japanese Yen	Morgan Stanley & Co., Inc	27,189,240	353,522	2/16/12	4,638
Malaysian Ringgit	JPMorgan Chase & Co.	1,200,000	377,323	2/22/12	(1,429)
Mexican Peso	Deutsche Bank AG	13,351,000	952,898	2/16/12	(36,439)
Norwegian Krone	Citibank, N.A.	936,140	156,256	2/16/12	(10,110)
Norwegian Krone	Goldman Sachs Group Inc.	4,750,000	792,845	2/16/12	(50,176)
Norwegian Krone	UBS AG	6,237,866	1,041,192	2/16/12	(67,033)
Polish Zloty	Citibank, N.A.	2,870,720	828,118	2/16/12	(49,698)
Polish Zloty	UBS AG	7,000,000	2,019,293	2/16/12	(183,697)
Swedish Krona	Credit Suisse First Boston Inc.	12,241,600	1,774,516	2/16/12	(61,632)
Swedish Krona	Deutsche Bank AG	6,560,000	950,924	2/16/12	(44,328)
South Korean Won	Deutsche Bank AG	1,947,986,000	1,684,674	2/22/12	(34,491)
					$(1,741,063)
Contracts to Sell:
Australian Dollar	Citibank, N.A.	2,801,480	2,849,550	2/16/12	$26,029
Australian Dollar	Goldman Sachs Group Inc.	2,671,399	2,717,237	2/16/12	11,143
Australian Dollar	Morgan Stanley & Co., Inc	1,360,000	1,383,336	2/16/12	13,085
Brazilian Real	Citibank, N.A.	260,000	137,715	2/22/12	6,689
British Pound	Barclays Bank PLC	370,000	574,353	2/16/12	14,660
British Pound	Credit Suisse First Boston Inc.	3,351,598	5,202,703	2/16/12	138,404

30	Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Sell: continued
British Pound	Deutsche Bank AG	8,973,469	$13,929,561	2/16/12	$432,746
British Pound	Goldman Sachs Group Inc.	250,000	388,076	2/16/12	13,511
British Pound	JPMorgan Chase & Co.	637,000	988,818	2/16/12	34,331
British Pound	JPMorgan Chase & Co.	1,150,000	1,785,151	2/16/12	8,731
British Pound	Societe Generale	500,000	776,152	2/16/12	21,053
Canadian Dollar	Citibank, N.A.	2,490,320	2,441,847	2/16/12	2,687
Canadian Dollar	Credit Suisse First Boston Inc.	1,056,329	1,035,768	2/16/12	(50)
Canadian Dollar	Goldman Sachs Group Inc.	1,823,792	1,788,293	2/16/12	4,132
Czech Koruna	Citibank, N.A.	16,524,000	836,854	2/16/12	40,962
Czech Koruna	Deutsche Bank AG	36,491,293	1,848,092	2/16/12	100,850
Danish Krone	Citibank, N.A.	8,205,016	1,429,201	2/16/12	95,770
Euro	Barclays Bank PLC	4,845,000	6,272,946	2/16/12	366,550
Euro	Citibank, N.A.	1,200,000	1,553,671	2/16/12	15,233
Euro	Credit Suisse First Boston Inc.	6,826,428	8,838,351	2/16/12	543,208
Euro	Deutsche Bank AG	3,113,966	4,031,732	2/16/12	253,054
Euro	Goldman Sachs Group Inc.	10,822,072	14,011,616	2/16/12	905,962
Euro	JPMorgan Chase & Co.	584,303	756,512	2/16/12	52,590
Euro	JPMorgan Chase & Co.	1,000,000	1,294,726	2/16/12	55,347
Euro	Morgan Stanley & Co., Inc	12,550,585	16,249,565	2/16/12	1,073,442
Euro	Royal Bank of Scotland PLC	680,000	880,414	2/16/12	57,426
Euro	UBS AG	5,265,724	6,817,668	2/16/12	454,981
Japanese Yen	Citibank, N.A.	1,501,065,748	19,517,287	2/16/12	(243,598)
Japanese Yen	Goldman Sachs Group Inc.	390,739,919	5,080,512	2/16/12	(63,307)
Japanese Yen	UBS AG	610,898,465	7,943,077	2/16/12	(100,991)
Norwegian Krone	Deutsche Bank AG	12,272,804	2,048,512	2/16/12	128,328
Polish Zloty	Citibank, N.A.	3,149,094	908,421	2/16/12	66,738
Polish Zloty	Citibank, N.A.	12,523,690	3,612,714	2/16/12	328,280
Swedish Krona	UBS AG	12,250,000	1,775,734	2/16/12	76,958
					$4,934,934
Net unrealized gain on open forward foreign currency contracts					$3,193,871

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Annual Report	31

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2011.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[2]	$96,075	—	$96,075
Purchased options on futures[3]	1	—	1
Futures contracts[3]	414,428	—	414,428
Forward foreign currency contracts	—	$5,419,154	5,419,154
Total	$510,504	$5,419,154	$5,929,658

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[3]	$568,400	—	$568,400
Forward foreign currency contracts	—	$2,225,283	2,225,283
Total	$568,400	$2,225,283	$2,793,683

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts and certain options on futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options	$(261,996)	$(55,089)	—	$(317,085)
Written options	2,153,453	28,776	—	2,182,229
Futures contracts	(2,664,325)	—	—	(2,664,325)
Swap contracts	—	—	$(27,042)	(27,042)
Forward foreign currency contracts	—	(1,650,461)	—	(1,650,461)
Total	$(772,868)	$(1,676,774)	$(27,042)	$(2,476,684)

32	Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options	$(68,500)	$25,442	—	$(43,058)
Written options	(26,902)	—	—	(26,902)
Futures contracts	(209,930)	—	—	(209,930)
Swap contracts	—	—	$9,336	9,336
Forward foreign currency contracts	—	2,508,652	—	2,508,652
Total	$(305,332)	$2,534,094	$9,336	$2,238,098

During the year ended December 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$48,211
Written options†	185,755
Forward foreign currency contracts (to buy)	62,467,236
Forward foreign currency contracts (to sell)	149,108,118
Futures contracts (to buy)	63,892,582
Futures contracts (to sell)	41,195,306

Average Notional Balance
Credit default swap contracts (to sell protection)†	$451,385

†	At December 31, 2011, there were no open positions held in this derivative.

5. Capital shares

At December 31, 2011, the Corporation had 21.15 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of the Fund were as follows:

	Year Ended December 31, 2011	Year Ended December 31, 2010
Class I
Shares sold	6,607,914	3,948,060
Shares issued on reinvestment	221,166	53,886
Shares repurchased	(5,137,375)	(4,805,750)
Net increase (decrease)	1,691,705	(803,804)

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2011	2010
Distributions Paid From:
Ordinary income	$4,519,211	$850,067
Net long-term capital gains	—	59,063
Total taxable distributions	$4,519,211	$909,130

Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Annual Report	33

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$3,219,208
Capital loss carryforward*	(1,114,434)
Other book/tax temporary differences(a)	(4,439,001)
Unrealized appreciation (depreciation)(b)	2,033,399
Total accumulated earnings (losses) — net	$(300,828)

*	As of December 31, 2011, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
No expiration	$(1,114,434	)**

These amounts will be available to offset any future taxable capital gains.

**	Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. These capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

7. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

34	Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Annual Report

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and to the Shareholders of Western Asset Non-U.S. Opportunity Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset Non-U.S. Opportunity Bond Portfolio (one of the Portfolios comprising Western Asset Funds, Inc., the “Fund”) at December 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 21, 2012

Western Asset Non-U.S. Opportunity Bond Portfolio	35

Board approval of investment management and advisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreements between LMPFA and Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan,” and together with Western Singapore and WAML the “Non-U.S. Advisers”) (collectively, the “Agreements”) with respect to the Fund at meetings held on October 20 and October 27, 2011. At a meeting held on November 15, 2011, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

In connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset Management Company (“Western Asset”) with respect to the Western Asset organization as a whole when considering the approval of the Investment Advisory Agreements between LMPFA and the Non-U.S. Advisers with respect to the Fund. The Directors also noted that the Fund does not pay any management fees directly to the Non-U.S. Advisers because LMPFA pays the Non-U.S. Advisers for services provided to the Fund out of the management fee LMPFA receives from the Fund.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset and representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Lipper and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and the Non-U.S. Advisers’ ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff; and the level of skill required to provide such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Non-U.S. Advisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Non-U.S. Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the Non-U.S. Advisers’ senior

36	Western Asset Non-U.S. Opportunity Bond Portfolio

Board approval of investment management and advisory agreements (unaudited) (cont’d)

management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and the Non-U.S. Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or a Non-U.S. Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Non-U.S. Advisers’ investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objective and policies, and that LMPFA and each of the Non-U.S. Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in its peer group and to its investment benchmark over the one-, three-, five- and ten-year periods ended August 31, 2011. In that connection, the Directors noted that the performance of the Fund was lower than its peer average for each period. With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to the Non-U.S. Advisers the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Non-U.S. Advisers’ other clients, including separate accounts managed by one or more of the Non-U.S. Advisers. The Directors observed that the management fee paid by the Fund to LMPFA was approximately equal to the average of the fees paid by funds in its peer group and that total expenses for the Fund were slightly lower than the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of the Non-U.S. Advisers for accounts with similar investment strategies, but that the administrative and operational responsibilities for the Non-U.S. Advisers with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by the Non-U.S. Advisers’ other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and the Non-U.S. Advisers, including, among others, the profitability of the relationship to LMPFA and the Non-U.S. Advisers; the direct and indirect benefits that LMPFA and each Non-U.S. Adviser may receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between LMPFA, the Non-U.S. Advisers and certain service providers for the Fund. In that connection, the Directors concluded that LMPFA and each Non-U.S. Adviser’s

Western Asset Non-U.S. Opportunity Bond Portfolio	37

profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by the Non-U.S. Advisers as the assets of the Fund grow. The Directors determined that the lack of breakpoints was appropriate and that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent of LMPFA and the Non-U.S. Advisers within the meaning of Securities and Exchange Commission rules regarding the independence of counsel. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and the Non-U.S. Advisers, but would continue to closely monitor the performance of LMPFA and the Non-U.S. Advisers; that the fees to be paid to the Non-U.S. Advisers and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by the Non-U.S. Advisers and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

38	Western Asset Non-U.S. Opportunity Bond Portfolio

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Non U.S. Opportunity Bond Portfolio (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Western Asset Management Company, 385 East Colorado Blvd., Pasadena, California 91101. Information pertaining to the Directors and Officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Ronald J. Arnault
Year of birth	1943
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Retired.
Number of portfolios in fund complex overseen[2]	11
Other directorships held	None
Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1998
Principal occupations during the past five years	President (1987-present) and Director (1990-present) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); President and Director of Kids in Sports (1994-present); Vice President, International Rowing Federation (1986-present); Member of the International Olympic Committee (1986-present).
Number of portfolios in fund complex overseen[2]	11
Other directorships held	OBN Holdings, Inc. (film, television and media company)
Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (2002-present); Partner, Arthur Andersen, LLP (1974-2002).
Number of portfolios in fund complex overseen[2]	11
Other directorships held	Occidental Petroleum Corporation and Public Storage

Western Asset Non-U.S. Opportunity Bond Portfolio	39

Independent Directors cont’d
William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Trustee of The Getty Trust (2005-present); Chairman of Walt Disney Concert Hall, Inc. (1998-2006); Chairman of Excellent Education Development (2000-present).
Number of portfolios in fund complex overseen[2]	11
Other directorships held	None
Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2004
Principal occupations during the past five years

Director of Orbitz Worldwide, Inc. (2007-present) (online travel company); Director of MarketTools, Inc. (2010-present) (market research software provider); Director of Forest Lawn (2002-present) (memorial parks); Director of eHarmony, Inc. (2005-2011) (online dating company); Director of aQuantive Inc. (2004-2007) (digital marketing services company); Chief Operating Officer of Overture Services, Inc. (2001-2004) (commercial online search); and President and Chief Operating Officer of Paymybills.com (2000-2001) (online personal bill management service)

Number of portfolios in fund complex overseen[2]	11
Other directorships held	Orbitz Worldwide (global on-line travel company)
Interested Directors
R. Jay Gerken[3]
Year of birth	1951
Position(s) held with Fund	Director and President
Term of office and length of time served[1]	Served as a Director since 2006 and as President since 2007
Principal occupations during the past five years

Managing Director of Legg Mason & Co. (since 2005); Officer and Trustee/Director of 161 funds associated with LMPFA or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer of LMPFA (since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)

Number of portfolios in fund complex overseen[2]	161
Other directorships held	None

40	Western Asset Non-U.S. Opportunity Bond Portfolio

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Directors cont’d
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2005
Principal occupations during the past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (1968-present).
Number of portfolios in fund complex overseen[2]	11
Other directorships held	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.
Officers[5]
Richard F. Sennett 55 Water Street New York, NY 10041
Year of birth	1970
Position(s) held with Fund	Principal Financial Officer
Term of office and length of time served[1]	Served since 2011
Principal occupations during the past five years

Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Number of portfolios in fund complex overseen[2]	N/A
Other directorships held	N/A

Western Asset Non-U.S. Opportunity Bond Portfolio	41

Officers[5] cont’d
Erin K. Morris 100 International Drive Baltimore, MD 21202
Year of birth	1966
Position(s) held with Fund	Treasurer
Term of office and length of time served[1]	Served since 2006
Principal occupations during the past five years	Vice President and Manager Global Fiduciary Platform, Legg Mason & Co., LLC (2005-present); Assistant Vice President and Manager, Fund Accounting Legg Mason Wood Walker, Incorporated (2002-2005); Treasurer, Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund (2006-present); Western Asset/Claymore Inflation-Linked Securities & Income Fund and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2010-present); Assistant Treasurer Legg Mason Partners Fund Complex (2007-present); Formerly Assistant Treasurer, Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund (2001-2006); Western Asset/Claymore Inflation-Linked Securities & Income Fund (2003-2009) and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2004-2009)
Number of portfolios in fund complex overseen[2]	N/A
Other directorships held	N/A
Todd F. Kuehl 100 International Drive Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Director, Legg Mason & Co., LLC (2006-present); Chief Compliance Officer of Legg Mason Private Portfolio Group (2009-present); Chief Compliance Officer of Western Asset/Claymore Inflation-Linked Securities & Income Fund, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, Western Asset Income Fund, Western Asset Premier Bond Fund and Western Asset Funds, Inc. (2007-present) and Barrett Growth Fund and Barrett Opportunity Fund (2006-2008); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002-2006).
Number of portfolios in fund complex overseen[2]	N/A
Other directorships held	N/A

42	Western Asset Non-U.S. Opportunity Bond Portfolio

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5] cont’d
Robert I. Frenkel 100 First Stamford Place Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[1]	Served since 2009
Principal occupations during the past five years

Vice President and Deputy General Counsel of
Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).

Number of portfolios in fund complex overseen[2]	N/A
Other directorships held	N/A

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]

Each Officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Each of the Directors of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removed from office and applicable law and the rules of the New York Stock Exchange.

[2]

In addition to overseeing the eight portfolios of the Corporation each Director also serves as a Trustee of Western Asset Premier Bond Fund and as a Director of Western Asset Income Fund, Inc. (closed-end investment companies), which are considered part of the same Fund Complex as the Fund. In addition, Mr. Gerken serves as Director/Trustee to 136 other portfolios associated with Legg Mason & Co., LLC or its affiliates. Legg Mason & Co., LLC is an affiliate of Western Asset Management Co. (“WAM”).

[3]

Mr. Gerken is an “Interested person” (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of each Fund because of his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of WAM.

[4]	Mr. Olson is an “Interested person” (as defined above) of each Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Fund is an “Interested person” (as defined above) of the Fund.

Western Asset

Non-U.S. Opportunity Bond Portfolio

Directors

William E. B. Siart Chairman

Ronald J. Arnault

Anita L. DeFrantz

R. Jay Gerken

President

Ronald L. Olson

Avedick B. Poladian

Jaynie Miller Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment advisers

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte Ltd.

Transfer agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Western Asset Non-U.S. Opportunity Bond Portfolio

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Non-U.S. Opportunity Bond Portfolio

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Non-U.S. Opportunity Bond Portfolio. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain other closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013145 2/12 SR12-1595

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Ronald J. Arnault, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Arnault as the Audit Committee’s financial expert. Mr. Arnault is “independent” Director pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2010 and December 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $476,381 in December 31, 2010 and $468,601 in December 31, 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2010 and $0 in December 31, 2011.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $36,500 in December 31, 2010 and $42,600 in December 31, 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in December 31, 2011, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2010 and December 31, 2011; Tax Fees were 100% and 100% for December 31, 2010 and December 31, 2011; and Other Fees were 100% and 100% for December 31, 2010 and December 31, 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $0 in December 31, 2011.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ronald J. Arnault Anita L. DeFrantz Avedick B. Poladian William E.B. Siart Jaynie Miller Studenmund

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
President of Western Asset Funds, Inc.

Date:	February 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
President of
Western Asset Funds, Inc.

Date:	February 27, 2012

By:	/S/ RICHARD F. SENNETT
(Richard F. Sennett)
Principal Financial Officer of
Western Asset Funds, Inc.

Date:	February 27, 2012